UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 6, 2017

BARINGTON/HILCO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36832	47-1455824
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

888 Seventh Avenue, 6th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 974-5710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7. REGULATION FD.

Item 7.01

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the form of presentation to be used by Barington/Hilco Acquisition Corp. (“BHAC” or the “Company”) in presentations for certain existing and potential stockholders of BHAC and other persons with respect to the contemplated merger of BHAC with Oomba, Inc. (“Oomba”). Contemporaneous with the completion of the merger of BHAC with Oomba, Oomba will acquire the assets of GameWorks Entertainment, LLC (“GameWorks”).

The foregoing, Exhibit 99.1 and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Safe Harbor Language

This Current Report on Form 8-K includes certain forward-looking statements, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on BHAC’s, Oomba’s and GameWorks’ managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Oomba’s and GameWorks’ business. These risks, uncertainties and contingencies include, among others: business conditions; changing interpretations of GAAP; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Oomba and GameWorks are engaged; fluctuations in customer demand; management of growth; intensity of competition from other providers of similar services; general economic conditions; geopolitical events and regulatory changes; the possibility that the transactions do not close, including due to the failure to receive required security holder approvals or regulatory approvals or the failure of other closing conditions; and other factors set forth in BHAC’s past or future filings with the Securities and Exchange Commission (“SEC”), including the proxy statement expected to be filed in connection with the proposed transaction. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of BHAC’s, Oomba’s and GameWorks’ financial results are unaudited and do not conform to SEC Regulation S-X. Accordingly, BHAC’s, Oomba’s and GameWorks’ financial results in any particular period may not be indicative of future results. None of BHAC, Oomba or GameWorks is under any obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. BHAC’s filings with the SEC can be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No portion of BHAC’s, Oomba’s or GameWorks’ websites is incorporated by reference into or otherwise deemed to be a part of this report.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

99.1	Form of Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2017

BARINGTON/HILCO ACQUISITION CORP.

By	/s/ Cory Lipoff
Name: Cory Lipoff
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of Presentation.